UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: October 25, 2023
(Date of earliest event reported)

ARROW FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-12507	22-2448962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Glen Street	Glens Falls	New York	12801
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:			518	745-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $1.00 per share	AROW	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act	☐

Item 5.07 - Submission of Matters to a Vote of Security Holders.
Arrow Financial Corporation (the "Company") held its 2023 Annual Meeting of Shareholders on October 25, 2023. As of the record date, August 29, 2023, there were 16,553,058 shares of the Company's common stock outstanding and entitled to vote. The holders of 12,540,746 shares of common stock, 75.76% of the outstanding shares entitled to vote as of the record date, were represented at the meeting virtually or by proxy, and this amount represented a quorum. The proposals are described in detail in the Company's Proxy Statement filed with the Securities and Exchange Commission on September 13, 2023. At the 2023 Annual Meeting, our shareholders (1) elected four Class A directors with terms expiring in 2026 and one Class B Director to a one-year term expiring in 2024 to the Board of Directors, (2) approved on an advisory basis a frequency of "one year" with which shareholders may vote on the Company's executive compensation, (3) approved on an advisory basis the Company's 2022 executive compensation, (4) approved the Arrow Financial Corporation 2023 Directors' Stock Plan and (5) ratified the selection of the independent registered public accounting firm, KPMG LLP, as our independent auditor for the fiscal year ending December 31, 2023.

The matters acted upon at the Annual Meeting, and the voting tabulation for each matter, are as follows:

1.The election of four (4) directors to Class A for a term of three (3) years and/or until their successors shall have been elected and one (1) director to Class B for a term of one (1) year until his respective successor is elected and qualified.

	Votes For	Votes Withheld	Broker Non-Votes
Class A Director Nominees:
Mark L. Behan	8,551,705	509,448	3,479,593
Gregory J. Champion	8,349,365	711,788	3,479,593
Elizabeth A. Miller	8,210,040	851,113	3,479,593
William L. Owens	5,584,517	3,476,636	3,479,593

Class B Director Nominee:
David S. DeMarco	8,673,016	388,137	3,479,593

2. The approval, on an advisory basis, a frequency of "one year" with which shareholders may vote on the Company's executive compensation.

	1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
Common Stock Voted On:
Frequency	8,190,752	43,229	721,143	106,029	3,479,593

3. The approval, on an advisory basis, of the Company’s 2022 executive compensation.

	Votes For	Votes Against	Abstain	Broker Non-Votes
Common Stock Voted On:
Executive Compensation	8,020,726	862,312	178,115	3,479,593

4. The approval of the Arrow Financial Corporation 2023 Directors' Stock Plan.

	Votes For	Votes Against	Abstain	Broker Non-Votes
Common Stock Voted On:
Approval of 2023 Directors' Stock Plan.	8,165,099	637,849	258,205	3,479,593

5. The ratification of the selection of the independent registered public accounting firm, KPMG LLP, as the Company's independent auditor for the fiscal year ending December 31, 2023.

Common Stock Voted On:	Votes For	Votes Against	Abstain
KPMG LLP	11,803,025	556,086	181,635

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW FINANCIAL CORPORATION
Date:	October 27, 2023	By:	/s/ Penko Ivanov
Penko Ivanov Chief Financial Officer